Contents of Significant Accounts - Cash and Cash Equivalents (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2022 TWD ($)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 TWD ($)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 TWD ($)	Dec. 31, 2019 TWD ($)
Cash And Cash Equivalents [Abstract]
Cash on hand and petty cash	$ 6,023		$ 5,684
Checking and savings accounts	42,422,443		33,738,883
Time deposits	125,467,386		88,876,572
Repurchase agreements collateralized by government bonds and corporate notes	5,922,925		10,000,992
Total	$ 173,818,777	$ 5,656,322	$ 132,622,131	$ 4,315,722	$ 94,048,036	$ 95,492,477